Company Overview OTCBB: APPA July 2012 Exhibit 99.2

Legal Disclaimer
This presentation contains "forward-looking statements" as defined by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements involve risks and uncertainties, including uncertainties associated with timely development, approval, launch and acceptance of new products, satisfactory completion of clinical studies, establishment of new corporate alliances, progress in research and development programs and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission.  Actual results may differ materially from the results expected in our forward looking statements.  We caution investors that forward-looking statements reflect our analysis only on their stated date.  We do not intend to update them except as required by law.
2 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Company:
A.P. Pharma, Inc.
Ticker:
OTCBB: APPA.OB
Stock Price:
$0.66 (7/24/12)
Market Capitalization:
$309.1 million
Pro Forma Cash:
$67.1 million
Debt:
$4.6 million
Stock Summary
1
Based on 497.1 million fully diluted, as-converted common shares assuming the full conversion of convertible debt outstanding and 80 million warrants using treasury stock method and 102 million common shares anticipated to be issued on July 30, 2012; not including options
2
As of March 31, 2012. Pro forma for $3.0 million in cash received in May 2012 from the exercise of convertible note purchase rights and for the net proceeds from the anticipated funding on July 30,
2012
3 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.
1
2
2

John B. Whelan
President, CEO & CFO Raven Biotechnologies
Eos Biotechnology
Hewlett Packard/Agilent
Michael A. Adam,
Ph.D.
Senior Vice President &
Chief Operating Officer
Spectrum Pharmaceuticals
Pfizer/Agouron
Bristol-Myers Squibb
Thomas Ottoboni,
Ph.D.
Vice President,
Pharmaceutical Development
Talima Therapeutics
Point Biomedical
InSite Vision
Kristin Ficks*
Head of Commercial Operations Gemini Healthcare
Celgene
Eisai/MGI Pharma
Management
*Ms. Ficks is an employee of Gemini Healthcare, LLC and a consultant to A.P. Pharma
4 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

A.P. Pharma Highlights
July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.  5
Lead product candidate, APF530, is long-acting, injectable
product for chemotherapy-induced nausea and vomiting (CINV)
Incorporates widely used 5-HT3 antagonist - granisetron (Kytril®)
5-day delivery profile
Reduces both acute- and delayed-onset CINV with single injection
APF530 shown to be non-inferior to market leader Aloxi®
1,341-patient, randomized, controlled, Phase 3 study
Presented at ASCO 2009
Company is addressing issues raised in Complete Response
Letter
Resubmission planned for September 2012
Product launch planned for 2H 2013
APF530 targets a $900 million market opportunity in US alone
Recent competitive setbacks could enhance commercial uptake
Could be second, long-acting, injectable product on market
A.P. Pharma has the potential to leverage its Biochronomer™
drug delivery technology into other opportunities

Important APF530 Milestones
Milestone Timing Status
Successful End-of-Review Meetings with
FDA
1Q 2011
Successful Completion of Thorough QT
Study
1Q 2012
Successful Completion of Metabolism
Study
1Q 2012
Successful Completion of Formative
Human Factors Study
1Q 2012
Complete Human Factors Validation Study 3Q 2012*
Complete CMC Activities 3Q 2012*
Resubmit NDA Sept 2012*
Expected NDA Approval Decision 1H 2013*
Expected Product Launch 2H 2013*
* Indicates expected milestone timing
6 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Clinical Summary 7 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 Pivotal Phase 3 Study Overview
Randomized, controlled, multi-center study
1,341 patients in primary efficacy population
Two doses of APF530 (5 mg and 10 mg granisetron)
compared to the approved dose of Aloxi
Patients stratified by type of chemotherapy regimen
(moderately or highly emetogenic)
Primary end point compared complete response between
groups in both the acute (day 1) and delayed (days 2-5)
phase
Complete response defined as no emesis and no rescue medications
A ±15% margin was used to establish non-inferiority
8 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
75
74.8
76.9
57.7
51.4
59.0
Aloxi 0.25 mg
APF 5 mg
APF 10 mg
Aloxi 0.25 mg
APF 5 mg
APF 10 mg

-δ
+δ

a.p. pharma

Primary Efficacy Results: Complete Response
Patients Receiving Moderately Emetogenic Chemotherapy
Acute Delayed
APF530 5mg
APF530 10mg
Acute
Delayed
Acute
Delayed
Difference in Complete Response
APF530-Aloxi (97.5% CI)
-15 -10 -5 0 5 10 15
9 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
80.7
77.7
81.3
66.4
64.6
68.3
Aloxi 0.25 mg
APF 5 mg
APF 10 mg
Aloxi 0.25 mg
APF 5 mg
APF 10 mg

-δ
+δ

Primary Efficacy Results: Complete Response
Difference in Complete Response
APF530-Aloxi (98.33% CI)
Acute
Acute
Delayed
Delayed
APF530 5mg
APF530 10mg
Patients Receiving Highly Emetogenic Chemotherapy
Acute Delayed
10 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.
-15 -10 -5 0 5 10 15

Safety Summary
1
Pulmonary embolism in morbidly obese patient on day 16
2
>90% of injection site reactions were reported as mild; one patient discontinued due to injection site reaction
APF530 5 mg APF530 10 mg Aloxi 0.25 mg
N % N % N %
Drug Related Serious Adverse Events 1 0.2 0 0 0 0
Discontinued Due to Adverse Event 1 0.2 1 0.2 0 0
Frequent Adverse Events
Gastrointestinal disorders
Constipation
Diarrhea
Abdominal pain
62
49
21
13.4
10.6
4.5
72
44
13
15.4
9.4
2.8
62
39
28
13.4
8.4
6.0
Nervous System
Headache 31 6.7 47 10.0 45 9.7
Injection Site Placebo (NaCl)
Bruising
Erythema (redness)
Nodule (lump)
Pain
78
33
22
16
16.8
7.1
4.7
3.4
93
51
50
33
19.9
10.9
10.7
7.1
41
14
3
5
8.9
3.0
0.6
1.1
Reported in Cycle 1
11 July 2012
2
1
© 2012. A.P. Pharma, Inc. All rights reserved.

APF530’s Efficacy with Difficult Chemo Regimens
Treatment
Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg
Moderately
Emetogenic
Acute
Cyclophosphamide/Doxorubicin 70.7% 65.7%
All other regimens 84.4% 85.0%
Delayed
Cyclophosphamide/Doxorubicin 47.4% 46.3%
All other regimens 72.9% 70.0%
Highly
Emetogenic
Acute
Cisplatin regimens 81.1% 75.5%
Carboplatin/Paclitaxel 85.4% 89.8%
All other regimens 75.4% 67.6%
Delayed
Cisplatin regimens 66.0% 60.4%
Carboplatin/Paclitaxel 70.8% 71.4%
All other regimens 65.2% 57.4%
12 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
68.3
76.3
79.1
87.2
58.7
54.3
62.2
65.0
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 1
Cycle 2
Cycle 3
Cycle 4

APF530’s Sustained Efficacy in Cycles 2-4
* Sakai et al (Annals of Oncology, Vol. 19 Sept. 2008)
Complete Response Rates for Delayed-onset CINV in Patients Receiving
Highly Emetogenic Chemotherapy
351 315 254 117
100% 90% 72% 33%
240 169 129 94
100% 70% 54% 39%
N =
% of Cycle 1
APF530 10mg Aloxi 0.75mg*
13 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Summary of APF530 Phase 3 Results
One of the largest, randomized, controlled clinical studies
conducted in the CINV setting
Non-inferiority to Aloxi was demonstrated
For both acute- and delayed-onset CINV
With both moderately and highly emetogenic chemotherapy
APF530 was safe and well-tolerated
Incidence of adverse events comparable to Aloxi
High response rates were observed in difficult
chemotherapy regimens
A high level of efficacy was maintained through multiple
cycles of chemotherapy
14 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Regulatory Status 15 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 NDA Status
Submitted NDA in May 2009 under 505(b)(2) filing
pathway
Received Complete Response Letter in March 2010
FDA raised issues in three main areas:
Dosing system
Two-syringe system
Chemistry, Manufacturing, and Controls (CMC)
Sterilization
Characterization
Clinical/statistical
Specific studies
Presentation of data
Held end-of-review meetings with FDA in 1Q 2011
No additional clinical efficacy studies requested
Implementing plan to resubmit NDA in September 2012
16 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Progress of NDA Resubmission
Dosing System
Change to single-syringe system –
completed
Enhanced dosing instructions –
completed
Overall, simpler and more convenient
Formative, non-clinical human factors study –
completed
Human factors validation study –
pending
Chemistry, Manufacturing, and Controls
Change from bulk to terminal irradiation –
feasibility completed
Additional specifications and assays for raw materials, polymer and drug product –
in progress
Manufacturing runs incorporating these changes –
in progress
Clinical/Statistical
Thorough QT study –
completed
Metabolism study –
completed
Phase 3 clinical data presentation revision –
in progress
17 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Improved Dosing System July 2012 18 Original Two-syringe System New Single-syringe System © 2012. A.P. Pharma, Inc. All rights reserved.

QRS
Complex
R
ST
Segment
P
T
Q
PR Interval
S
QT Interval

Thorough QT Study Background
Prolongation of the QT/QTc interval is associated with increased susceptibility to fatal cardiac tachyarrhythmias
Thorough QT studies are intended to determine whether a drug has a threshold pharmacologic effect on cardiac repolarization
Thorough QT studies are now routinely required by the FDA prior to drug approval
FDA has raised QT cardiac safety concerns with 5-HT3 antagonists
The QT interval represents
the amount of time the
heart’s electrical system
takes to repolarize after
each beat
19 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Zofran Use in CINV Restricted
Most widely used generic 5-HT3 now restricted
FDA issued a Drug Safety Communication June 29, 2012
“The use of a single 32 mg intravenous dose of ondansetron should be avoided.  New information indicates that QT prolongation occurs in a dose-dependent manner, and specifically at a single intravenous dose of
32 mg.”
“No single intravenous dose of ondansetron should exceed 16 mg due to the risk of QT prolongation.”
“The lower dose intravenous regimen of 0.15 mg/kg every 4 hours for three doses may be used in adults with chemotherapy-induced nausea and vomiting.”
Results of Zofran tQT study
32 mg IV dose causes 20 ms increase in QTcF
8 mg IV dose causes 6 ms increase in QTcF
GSK has removed the 32 mg dose from the Zofran label
Impact on sales may be significant
20 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Anzemet in CINV Previously Removed
FDA issued a Drug Safety Communication Dec. 17, 2010
“Anzemet causes a dose-dependent prolongation in the QT, PR, and QRS intervals on an electrocardiogram (ECG) …”
“Anzemet injection should no longer be used to prevent nausea and vomiting associated with initial and repeat courses of emetogenic cancer chemotherapy.”
Anzemet label changed to remove CINV indication
IV Anzemet sales fell to near zero in one quarter
21 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 Thorough QT Study Design
Double-blind, single-site
Four-way crossover
56 healthy male and female subjects
Study Arms
SC APF530 1 g (granisetron 20 mg) –
2x therapeutic dose
IV Granisetron 50 µg/kg over 3 minutes –
5x therapeutic dose
Oral Moxifloxacin 400 mg (Avelox®) – positive control
Placebo 0.9% Normal Saline 0.84 mL
Primary endpoint: the upper bound of the one-sided 95%
confidence interval for placebo-adjusted, baseline-
subtracted QTcF being less than 10 milliseconds at all
time points
22 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530 Thorough QT Study Results
Primary Endpoint Achieved in Both Granisetron Dose
Groups
Both APF530 and IV granisetron dose groups did not approach or exceed the upperbound of 10 ms at any time point
The primary end point was met irrespective of heart-rate correction methodology – QTcF, QTcI, QTcB
PK/PD relationship was flat – also showing no QTc signal
Valid Study
Moxifloxacin positive control group showed expected change – assay sensitivity reached
23 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
ddQTcF(msec)
0
20
40
60
80
100
ddQTcF vs PICon
LME Regression Line
90% Upper Confidence Interval
90% Lower Confidence Interval
Corr = 0.02 (p>0.32)

Granisetron Thorough QT PK/PD Results ddQTcF vs. Granisetron Plasma Concentration Slope = -0.019 Plasma Concentration (ng/ml) 24 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Metabolism/Fate of Polymer Study
25
FDA requested study at end-of-review meeting in 1Q 2011
Purpose of study is to demonstrate fate of polymer in
human subjects
Confirm polymer breaks down into same hydrolytic end-products as seen in animals
Confirm lack of other detectable polymer-related metabolites
Protocol reviewed by FDA prior to initiating study
Single blind, single site
14 healthy male and female subjects
Gather and analyze plasma and urine samples for metabolic products
Study objectives achieved
Confirmed polymer breaks down into same hydrolytic end-products as in animals
Confirmed lack of other detectable polymer-related metabolites
July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Principle Activities Remaining for NDA Filing
26 July 2012
Human Factors
Formative study successfully completed
FDA agreement on validation study protocol
Validation study scheduled for Q3 2012
Registration Lots
Three of three required lots successfully filled
Analytical testing for lot release underway
Complete Assembly of NDA
Focus is on creating a high-quality submission
     Facilitate FDA review
© 2012. A.P. Pharma, Inc. All rights reserved.

Human Factors Study
July 2012 27
Assess the Instructions-for-Use and usability of APF530 in
simulated oncology setting
Follows June 2011 FDA guidance: “Applying Human Factors and Usability
Engineering to Optimize Medical Device Design”
Initial risk assessment followed by iterative process of formative studies
Validation study performed to confirm results of formative studies
Two formative human factors studies completed
All subjects successfully followed instructions
Average injection time reduced by 45%
Mean Usability Scores
Previous Syringe Current Syringe
Ease 3.1 8.3
Comfort 5.2 9.4
Control 7.7 9.5
1
0 – very difficult, 10 – very easy
1
© 2012. A.P. Pharma, Inc. All rights reserved.

Commercial Opportunity 28 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

U.S. Market Opportunity for APF530
More than 7 million cycles of chemotherapy administered
each year
~27% are highly emetogenic
~46% are moderately emetogenic
Significant unmet medical need for additional therapies to
address delayed-onset CINV
5-HT3 antagonists are standard-of-care for CINV
Recommended in treatment guidelines – NCCN, ASCO, ONS
An injectable 5-HT3 antagonist is co-administered with more than 90% of moderately and highly emetogenic regimens
APF530 targets a $900 million market opportunity in the
US alone
In 2011, there were 5.1 million vials of injectable 5-HT3 antagonists administered for CINV
The average selling price for market leader Aloxi is $175
Sources: Company-sponsored survey and analysis and Wolters Kluwer
29 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Complete Response Rates for 5-HT3 Antagonists
1   generation 5-HT3 Average Overall Complete
Response
1
Rates
2
Moderately Emetogenic Chemotherapy ~ 42%
Highly Emetogenic Chemotherapy ~ 39%
Aloxi Average Overall Complete Response Rates
2
Moderately Emetogenic Chemotherapy ~ 57%
Highly Emetogenic Chemotherapy ~ 51%
There are no long-acting 5-HT3 alternatives if a patient
does not get a complete response with Aloxi
1
Overall Complete Response defined as no emesis and no rescue medications during 0 to 120 hours following chemotherapy
2
Averages derived from published clinical studies
30 July 2012
st
© 2012. A.P. Pharma, Inc. All rights reserved.

Antiemetic Treatment Patterns
Most chemotherapy patients will undergo 4 to 15 cycles of
chemotherapy
Doctors prefer to administer antiemetics on-site for
moderately and highly emetogenic chemotherapy
Patient compliance is a significant concern
Average cost per CINV event ranges from $4,000 to $5,300
Issues controlling CINV typically appear during the first few cycles
If the initial prevention regimen is not effective, drugs are added and/or changed to address CINV in subsequent
cycles
No long-acting injectable alternative to Aloxi is available to prevent delayed-onset CINV
31 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Injectable Drugs for the Prevention of CINV
Number of Package Units Sold by Quarter
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11
ALOXI
ANZEMET
KYTRIL
KYTRIL Generic (GRANISETRON)
ZOFRAN
ZOFRAN Generic (ONDANSETRON)
EMEND

* US Oncology data added starting Q1'09.

CINV Market Dynamics
Source: Wolters Kluwer
Usage in CINV estimated based on vial size
32 July 2012
~35% drop and rebound
in 6-month period
~85% drop following tQT
FDA Safety Letter
© 2012. A.P. Pharma, Inc. All rights reserved.

450
400
350
300
250
200
150
100
50
0
$ (000's)
2004
2005
2006
2007
2008
2009
2010

Aloxi Market Performance
Zofran went
generic
Pricing
Average Selling Price = $175
Medicare Reimbursement = $186
Wholesale Acquisition Cost ~ $380
Orange Book Patent Exclusivity
One patent expires April 2015
Three patents expire January 2024
33 July 2012
Aloxi Sales
© 2012. A.P. Pharma, Inc. All rights reserved.

CINV Market Dynamics: Conclusions
Aloxi has gained market share over last 3 years despite
availability of generics for acute-onset CINV
From 48% in 2008 to 56% in 4Q 2011
Kytril was widely used prior to Zofran
®
going generic
High physician acceptance of granisetron
Possible shift away from generic Zofran due to recent
thorough QT results
Aloxi dipped ~35% when Zofran went generic but then
regained 100% of its lost share two quarters later
NK1 antagonists typically are only used as an adjunct to 5-
HT3 antatgonists
Injectable Emend
®
units sold less than 15% of injectable units sold for
CINV prevention
34 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

APF530’s Potential Competitive Positioning
Provides 5 days of prevention against chemotherapy-induced
nausea and vomiting with a single injection
Second, long-acting, injectable product on market
Lack of complete effectiveness of available antiemetics
indicates need for additional products to prevent CINV
Most patients undergo 4 to 15 cycles of chemotherapy
Cardiac safety is becoming an important point of differentiation
Product
Effective for Delayed-
onset CINV Cardiac Safety
Aloxi Yes Clean tQT results
Anzemet No QT effect – contraindicated for CINV
Zofran/ondansetron No
QT effect - 32 mg dose removed
Restrictions added to label
Kytril/granisetron No -
AFP530 Yes Clean tQT results
35 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Oncology Supportive Care Market Addressable by
Small Organization
July 2012 36
Less than 3,000 oncology practices in the US
50% of market represented by several hundred practices
Handful of group purchasing organizations (GPOs)
facilitate purchases for majority of market
3rd party infrastructure in place to support sales activities
Contracting
Reimbursement
Distribution
Education
© 2012. A.P. Pharma, Inc. All rights reserved.

APF530 Commercialization Plan
A.P. Pharma owns worldwide rights to APF530
No milestone or royalty obligations owed to any third parties
Building core sales and marketing team ahead of launch
with plan to expand on approval
Hire core sales and marketing leadership in 2H 2012 (~10 people)
Hire field team of ~40 individuals following approval
Utilize GPOs and channel partners to provide additional services such as medical education, rebate contracts, clinical pathways, etc.
Seeking commercial partner(s) for ex-US markets
37 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

A.P. Pharma Product Lifecycle Considerations
38
APF530 covered by multiple patents
2 patents covering combination of polymer, excipients and drug expire in
2021
3 patents just allowed covering APF530 – expire in 2025
Polymer-based injectable products are difficult to copy
independent of IP
ANDA FDA requirements for injectable products
Must have same inactive ingredients in the same concentration as the reference listed drug
Polymers are complex mixtures of varying-length molecules, making characterization for “sameness” very challenging
July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.

Financial Summary
July 2012 39
Expect cash sufficient to fund commercial launch of APF530
Summary Statement of Operations
(In thousands, except per share data)
Year Ended
December 31, 2011
Quarter Ended
March 31, 2012
Revenue $      646 $      –
Operating expenses 11,708 4,769
Other income (expenses) (752) (152)
Net loss $ (11,814) $ (4,921)
Net loss per share $   (0.10) $   (0.02)
Condensed Balance Sheet Data
(In thousands)
March 31, 2012
Pro Forma
March 31, 2012
Cash and cash equivalents $ 13,444 $ 67,111
Total assets $ 14,994 $ 68,661
Total stockholders’ equity $ 11,633 $ 65,300
1
Based on 120.3 and 200.0 million weighted average common shares outstanding for the periods ended December 31, 2011 and March 31, 2012, respectively
2
Pro forma for $3.0 million in cash received in May 2012 from the exercise of convertible note purchase rights and for the net proceeds from the anticipated funding on July 30, 2012
1
2
© 2012. A.P. Pharma, Inc. All rights reserved.

A.P. Pharma Highlights
July 2012 40
Lead product candidate, APF530, is long-acting, injectable
product for chemotherapy-induced nausea and vomiting (CINV)
Incorporates widely used 5-HT3 antagonist - granisetron (Kytril®)
5-day delivery profile
Reduces both acute- and delayed-onset CINV with single injection
APF530 shown to be non-inferior to market leader Aloxi®
1,341-patient, randomized, controlled, Phase 3 study
Presented at ASCO 2009
Company is addressing issues raised in Complete Response
Letter
Resubmission planned for September 2012
Product launch planned for 2H 2013
APF530 targets a $900 million market opportunity in US alone
Recent competitive setbacks could enhance commercial uptake
Could be second, long-acting, injectable product on market
A.P. Pharma has the potential to leverage its Biochronomer™
drug delivery technology into other opportunities
© 2012. A.P. Pharma, Inc. All rights reserved.

Thank You A.P. Pharma, Inc. OTCBB: APPA July 2012 41 July 2012 © 2012. A.P. Pharma, Inc. All rights reserved.